

Cellular Biomedicine Group

# Study of human adipose derived mesenchymal progenitor cells (haMPC) on osteoarthritis

William (Wei) Cao , PhD
CEO
Cellular BioMedicine Group Inc.

*February 18, 2014*
*NY Stem Cell Summit*

# Safe Harbor

Statements made in this presentation relating to plans, strategies, economic performance and trends, projections of results of specific activities or investments, and other statements that are not descriptions of historical facts may be forward-looking statements. Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, risk factors inherent in doing business. Forward-looking statements may be identified by terms such as "may," "will," "should," "could," "expects," "plans," "intends," "anticipates," "believes," "estimates," "predicts," "forecasts," "potential," or "continue," or similar terms or the negative of these terms. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. The Company has no obligation to update these forward-looking statements. This presentation is strictly intended to provide general information about our company and business. This presentation nor any part hereof constitutes an offer of securities.

- Introduction
- Pre-clinical studies
- Clinical studies (phase I/IIa)

# OA Prevalence

CBMG

**OA is one of the most common and widespread forms of arthritis among adults characterizing abnormal remodeling of joint tissues, including:**

- Destruction of articular cartilage
- Thickening of subchondral bone
- Inflammation of synovium
- Degeneration of ligaments
- Hypertrophy of the joint capsule

**In China, the prevalence of OA has increased dramatically:**

- 57 millions patients
- 90% (Female) and 80% (Male) of age > 65 yrs, respectively

# haMPCs

CBMG

**Human adipose-derived cultured mesenchymal precursor cells (haMPC) have advantages:**

- Abundant
- Sourced from adults
- Easier to harvest
- Yield is much higher than that of other tissues

**haMPC can secrete a number of soluble mediators:**

- Stimulate the proliferation of endogenous progenitor cells
- Growth factors
- Regulate immune system
- Anti-inflammatory

Introduction

**Pre-clinical studies**

Clinical studies (phase I/IIa)

# Study Design

**50 New Zealand White rabbits (mean age: 6 months; mean weight: 2.5kg) were subject to:**

- Anterior Cruciate Ligament Transection (ACLT)
- Lateral meniscectomy

**5 treatment groups:**

| | | | | | | |
|---|---|---|---|---|---|---|
| HA | 0.3 ml | HA | + | HA | + | HA |
| Low | 1 X $10^6$ | SVF | + | MPCs | + | MPCs |
| Medium | 2.5 X $10^6$ | SVF | + | MPCs | + | MPCs |
| High | 5 X $10^6$ | SVF | + | MPCs | + | MPCs |
| MPCs | 2.5 X $10^6$ | MPCs | + | MPCs | + | MPCs |

## Schedule



Surgery
1st injection
2nd injection
3rd injection
Completion
0 d
6 wks
9 wks
12 wks
19 wks

# Serum level of TNF-α and IL-1β


TNF-α Relative Level
TNF-alpha(normalized with HA control)
n=4
1.6
1.2
0.8
0.4
0.0
*
*
weeks
9 12 16
HA control
SVF+MPC
(low dose)
SVF+MPC
(middle dose)
SVF+MPC
(high dose)
MPC
IL-1β Relative Level
IL-1(normalized with HA control)
n=4
1.5
1.0
0.5
0.0
*
**
**
weeks
9 12 16
HA control
SVF+MPC
(low dose)
SVF+MPC
(middle dose)
SVF+MPC
(high dose)
MPC

# Morphology


Normal
HA
Low
Middle
High
MPCs only

# Macroscopic Evaluation

## International Cartilage Repair Society (ICRS) score

| Categories | Score |
|---|---|
| **Degree of defect repair** | |
| In level with surrounding cartilage | 4 |
| 75% repair of defect depth | 3 |
| 50% repair of defect depth | 2 |
| 25% repair of defect depth | 1 |
| 0% repair of defect depth | 0 |
| **Integration to border zone** | |
| Complete integration with surrounding cartilage | 4 |
| Demarcating border <1 mm | 3 |
| 3/4 of graft integrated, 1/4 with a notable border >1 mm width | 2 |
| 1/2 of graft integrated with surrounding cartilage, 1/2 with a notable border >1 mm | 1 |
| From no contact to 1/4 of graft integrated with surrounding cartilage | 0 |
| **Macroscopic appearance** | |
| Intact smooth surface | 4 |
| Fibrillated surface | 3 |
| Small, scattered fissures or cracs | 2 |
| Several, small or few but large fissures | 1 |
| Total degeneration of grafted area | 0 |
| **Overall repair assessment** | |
| Grade I: normal | 12 |
| Grade II: nearly normal | 11–8 |
| Grade III: abnormal | 7–4 |
| Grade IV: severely abnormal | 3–1 |



Morphology Evaluation
15
10
5
0
*
*
normal
HA control
SVF+MPC low dose
SVF+MPC middle dose
SVF+MPC high dose
MPC

*(Milano G, 2010)*

# HE Staining


Normal
50 μm
HA
Low
Middle
High
MPCs alone

# Safranin-O + Fast Green Staining


Normal
50 µm
HA
Low
Middle
High
MPCs alone

Safranin-O stains Proteoglycan, cartilage marker;
Fast Green stains Collagen I, bone marker.

# Collagen II Expression Increased



Normal
50 µm
HA
Low
Middle
High
MPCs

# MMP-13 Expression Decreased


Normal
50 μm
HA
Low
Middle
High
MPCs

# Histological Assessment

Mankin's score



12
9
6
3
0
**
**
left knee
HA control
SVF+MPC(low dose)
SVF+MPC(middle dose)
SVF+MPC(high dose)
MPCs

Cartilage thickness



cartilage thickness(μm)
600
450
300
150
0
***
***
normal
HA control
SVF+MPC low dose
SVF+MPC middle dose
SVF+MPC high dose
MPC

# PreClinical Study Conclusions

- **ReJoin™ cell therapy is safe;**
- **Human adipose-derived SVF/MPCs or MPCs alone were both effective treatment for rabbit OA models:**
  - Reduce:
    - Inflammatory factors;
    - Mankin's score;
    - MMP-13 expression
  - Increase:
    - Cartilage thickness
    - ICRS score
    - Collagen II expression
- **MPCs alone seems more effective than SVF + MPCs**

- Introduction
- Pre-clinical studies
- Clinical studies (phase I/IIa)

# ReJoin™ Clinical Trial Phase I/IIa


18 patients received autologous haMPCs
6 received 1X10$^7$ cells (Low-dose)
6 received 2X10$^7$ cells (Mid-dose)
6 received 5X10$^7$ cells (High-dose)
2nd dose of 1X10$^7$ cells (3 week interval)
2nd dose of 2X10$^7$ cells (3 week interval)
2nd dose of 5X10$^7$ cells (3 week interval)
1 withdrew
6 with 6 months of follow-up
6 with 6 months of follow-up
5 with 6 months of follow-up

Note: Kellgren-Lawrence grade between 2-3

# Therapeutic Procedures



Preoperative preparation



Liposuction
30 ml



Isolation



Centrifugation



Patient monitor



Injection



Cell product



Culture and test

## Safety Assessment

- No Severe Adverse Events (SAE): Adverse events included knee swelling and light or moderate pain, that was relieved within 1-7 days; related to intra-articular injection procedure; not considered as SAE
- No significant changes in other life signs
- No significant changes in lab parameters

# Phase I/IIa Results: WOMAC and SF-36

**WOMAC Index**: to assess pain, stiffness, and physical function in patients with knee osteoarthritis.



45
40
35
30
25
20
15
10
5
0
WOMAC Scores
P<0.01
**
0
9WKS
Weeks after the initial injection

| Weeks | 0 | 9 |
|---|---|---|
| Mean | 34.75 | 25.94 |
| SD | 17.05 | 16.09 |

**Simple Form-36(SF-36) Health Survey**: to assess patients' functional health and well-being as well as psychometrically-based physical and mental health conditions.



86
84
82
80
78
76
74
72
70
68
66
64
SF-36 Scores
P<0.01
**
0
9WKS
Weeks after the initial injection

| Weeks | 0 | 9 |
|---|---|---|
| Mean | 80.44 | 72.06 |
| SD | 17.98 | 17.94 |

# Phase I/IIa Results: NRS-11 and KSCRS

**Numeric Rating Scale ( NRS-11):**
to assess patients' pain.



NRS-11 Scores
7
6
5
4
3
2
1
0
P<0.01
**
0
9WKS
Weeks after the initial injection

| Weeks | 0 | 9 |
|---|---|---|
| Mean | 4.94 | 2.19 |
| SD | 2.29 | 1.17 |

**Knee Society Clinical Rating System (KSCRS)**: to assess the knee joint itself and patients' ability to walk and climb stairs.



KSCRS Scores
160
155
150
145
140
135
130
125
120
115
P=0.02
*
0
9WKS
Weeks after the initial injection

| Weeks | 0 | 9 |
|---|---|---|
| Mean | 131.44 | 147.69 |
| SD | 37.58 | 42.44 |

# Efficacy Assessment – 3 Months Data



12%
44%
44%
Markedly effective
Effective
Ineffective

| | |
|---|---|
| Markedly effective: | >60% pain improvement |
| Effective: | 25%-60% pain improvement |
| Ineffective: | <25% pain improvement |

# Efficacy Assessment – 6 Months Data

To date 3 patients have completed 6 months of follow-up

The primary efficacy parameters:
WOMAC and NRS-11 scores were significantly improved, confirming 2.5 months observation.

| | Baseline Mean±SD | 24wks Mean±SD | P Value |
|---|---|---|---|
| WOMAC | 21.00 ± 3.46 | 13.67 ± 1.53 | P=0.01* |
| NRS-11 | 4.17 ± 1.76 | 1.17 ± 0.76 | P=0.05* |

# MRI 3 Month Data



Baseline



12 Weeks

Reduction of bone marrow lesions were observed in some patients

# ReJoin™ Cell Therapy Increases Cartilage Thickness in KOA Patients


Total Articular Cartilage Volume (mm³)
Articular Cartilage Volume(mm³)
3985.00
3980.00
3975.00
3970.00
3965.00
3960.00
3955.00
3950.00
3945.00
3940.00
p=0.0297
3959.91
3972.41
0 month
3 month
Series1
3959.91
3972.41
Medium-Dose


Change of Articular Cartilage Volume (mm³) vs. Doses of haMPC
Articular Cartilage Volume Change (mm³)
80.00
70.00
60.00
50.00
40.00
30.00
20.00
10.00
0.00
(10.00)
(20.00)
Low-Dose
Medium-Dose
High-Dose
Series1
2.36
17.53
55.60

Figure A

1.5 patients received medium dose of ReJoin cells

2.Have been examined by MRI 3 months "after" the therapy

Figure B

1.17 patients have completed 3 months follow up

2.Delta of the volumes were obtained by subtracting the volume of "before" the therapy

# Clinical Study Phase I/IIa Conclusions

CBMG

- **ReJoin™ cell therapy is safe;**
- **ReJoin™ cell therapy is effective based on 3 month follow up;**
  - Primary OA parameters significantly improved at 3 month time point: WOMAC, NRS-11, SF-36 and KSCRS significantly improved, pain of knee disease significantly reduced, knee mobility improved, and walking distance prolonged
  - Cartilage regrowth: increase in cartilage thickness can be observed as early as 3 months after the therapy, probably the 1st evidence that adipose derived stem cells can regenerate human cartilage in **3 months**
  - Additional studies have been carried out to confirm the regrowth

# Acknowledgment

CBMG

**Research team**

Wen (Maxwell) Wang

Su Ke (Maggie) Li

Cheng Xiang (Chase) Dai

Chengcheng (Iris) Feng

Guangyu (Jack) Zhao

Li (Helen) Zhang

Luyi (Lizzy) Zhang

Fei (Edwards) Wang

William (Wei) Cao

**Surgery:** Weiwei Qiao[1]

**Histochemistry work:**
Tengfang Zhu[2], Shuyang Wang[2], Deming Ying[3]

**Clinical trial:**
Chunde Bao[4], Liangjing Lv[4]

*1 Animal facility, Shanghai Medical College, Fudan University*
*2 Department of Pathology, Shanghai Medical College, Fudan University*
*3 No.9 Hospital, Shanghai Jiaotong University*
*4 Renji Hospital, Shanghai Jiaotong University*

Cellular Biomedicine Group

# THANK YOU

www.CellBioMedGroup.com